Exhibit 99.1

FOR IMMEDIATE RELEASE	18444 Highland Road Baton Rouge, Louisiana 70809

EDGEN GROUP REPORTS SECOND QUARTER 2013 RESULTS

BATON ROUGE, LOUISIANA – August 8, 2013, Edgen Group Inc. (the “Company” or “Edgen Group”) (NYSE: EDG) a leading global distributor of specialized products including steel pipe, valves, plate, and related components to the energy sector and industrial infrastructure markets, today reported its financial results for the three and six months ended June 30, 2013.

Second Quarter 2013 Financial Highlights

•	Net sales were $431.6 million, down 13.1% from $496.5 million in the second quarter of 2012, but up 6.3% from $406.1 million in the first quarter of 2013
•	Sales backlog of $274 million at June 30, 2013 was down 32.3% from June 30, 2012, but up 5.8% from March 31, 2013
•	Gross margin remained relatively flat at 11.9% during the second quarter of 2013 as compared to 11.8% during the second quarter of 2012 and 12.2% during the first quarter of 2013
◦	Gross margin for our Energy & Infrastructure (“E&I”) segment was 14.7%, up 1.0% from the second quarter of 2012 and up 0.3% from the first quarter of 2013
◦	Gross margin for our Oil Country Tubular Goods (“OCTG”) segment was 9.1%, down 0.7% from the second quarter of 2012 and 0.9% from the first quarter of 2013
•	Income from operations was $17.3 million, down 22.8% from $22.4 million in the second quarter of 2012, but up 10.2% from $15.7 million in the first quarter of 2013
•	Net loss was ($0.3) million for the second quarter of 2013 as compared to ($13.8) million in the second quarter of 2012 and ($5.4) million in the first quarter of 2013
•	Adjusted EBITDA was $24.7 million compared to $34.1 million in the second quarter of 2012 and $23.9 million in the first quarter of 2013

Second Quarter 2013 Leading Market Indicators

	Three months ended			% Change
	June 30, 2013	March 31, 2013	June 30, 2012	March 31, 2013 to June 30, 2013	June 30, 2012 to June 30, 2013
Average rig count:
Worldwide total rig count(1)	3,222	3,569	3,372	-10%	-4%
Worldwide offshore rig count(1)	386	368	357	5%	8%
US onshore drilling rig count(1)	1,710	1,706	1,924	0%	-11%

Average commodity prices:
WTI crude oil per barrel(2)	$94.05	$94.33	$93.29	0%	1%
Brent crude oil per barrel(2)	102.56	112.44	108.04	-9%	-5%
Natural gas ($/Mcf)(2)	4.02	3.49	2.29	15%	76%
Domestic hot rolled coils per ton(3)	604.00	621.00	640.00	-3%	-6%

Average footage drilled:
Worldwide total (Mil)(4)	134.6	150.8	130.9	-11%	3%
U.S. onshore (Mil)(4)	99.0	98.4	96.7	1%	2%

(1) Source: Baker Hughes Incorporated (www.bakerhughes.com)

(2) Source:Department of Energy, EIA (www.eia.gov)

(3) Source: Preston Pipe and Tube Report, July 2013

(4) Source: Spears & Associates, Inc. Drilling and Production Outlook, June 2013

Second Quarter 2013 Management Discussion

“We are pleased to announce increased sales and backlog over the first quarter of 2013,” said Dan O’Leary, Chairman and Chief Executive officer. “Elevated quotation activity and recent project bookings at the close of the second quarter reinforce our optimism about future opportunities for Edgen Group, particularly into 2014. Pricing pressure and project delays still had an impact in the second quarter, however we remained focused on improving the mix of products that we sold, providing exceptional service to our customers with active drilling programs, and adding new customers, especially in areas that we expect will gain traction when market conditions improve.”

Conference Call

Edgen Group management will host a webcast and conference call to discuss these financial results on Friday, August 9, 2013 at 11:00 a.m. Eastern Daylight Time (10:00 a.m. Central Daylight Time). To access the conference call live over the internet, please log onto Edgen Group's website, http://www.edgengroup.com, and go to the “Investor Relations” webpage at least fifteen minutes prior to the start time to register, download and install any necessary software. To participate in the conference call, interested parties in the United States may dial 1-888-317-6016 and international parties may dial 1-412-317-6016. To access the conference call, please call at least ten minutes prior to the start time.

For those who are unable to listen to the live call, a replay will be available by dialing 1-877-344-7529 (United States) and 1-412-317-0088 (International) and using the conference number 10031843. A replay of the conference call will also be available at Edgen Group's website for 90 days following the date the webcast is posted.

About Edgen Group

Edgen Group is a leading global distributor of specialized products and services to the energy sector and industrial infrastructure markets, including steel pipe, valves, quenched and tempered and high yield heavy plate, and related components. Edgen Group is headquartered in Baton Rouge, Louisiana.  Additional information is available at www.edgengroup.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of federal securities laws. All statements other than statements of historical fact are considered forward-looking statements including, without limitation, statements about our ability to achieve growth and profitability. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward-looking statements. Our historical financial information, and the risks and other important factors that could affect the outcome of the events set forth in these statements and that could affect our operating results and financial condition, are contained in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K filed with the SEC on March 15, 2013, and in other reports filed by us with the SEC. We undertake no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this press release. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

Investor inquiries:

Edgen Group Inc.

Erika Fortenberry, 225-756-9868

Director of Investor Relations

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except shares outstanding and per share data)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
NET SALES	$431,550	$496,499	$837,654	$1,002,329
OPERATING EXPENSES:
Cost of sales (exclusive of depreciation and amortization shown below)	380,076	437,835	736,591	885,253
Selling, general and administrative expense	27,588	28,406	54,400	51,434
Depreciation and amortization expense	6,520	7,887	13,639	16,125
Total operating expenses	414,184	474,128	804,630	952,812
INCOME (LOSS) FROM OPERATIONS	17,366	22,371	33,024	49,517
OTHER INCOME (EXPENSE):
Other income (expense) - net	13	167	(2,083)	472
Loss on prepayment of debt	-	(17,005)	(1,675)	(17,005)
Interest expense - net	(14,803)	(19,521)	(29,746)	(41,567)
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)	2,576	(13,988)	(480)	(8,583)
INCOME TAX EXPENSE (BENEFIT)	2,844	(165)	5,173	1,139
NET INCOME (LOSS)	$(268)	$(13,823)	$(5,653)	$(9,722)

NET INCOME (LOSS) ATTRIBUTABLE TO:
Predecessor	$-	$768	$-	$4,858
Non-controlling interest	823	(8,517)	346	(8,506)
Edgen Group Inc.*	(1,091)	(6,074)	(5,999)	(6,074)

EARNINGS (LOSS) PER SHARE OF CLASS A COMMON STOCK ATTRIBUTABLE TO EDGEN GROUP INC.*:
Basic	$(0.06)	$(0.35)	$(0.33)	$(0.35)
Diluted	(0.06)	(0.35)	(0.33)	(0.35)

WEIGHTED AVERAGE SHARES OF CLASS A COMMON STOCK OUTSTANDING*:
Basic	17,994,965	17,213,423	17,975,282	17,213,423
Diluted	17,994,965	17,213,423	17,975,282	17,213,423

*Edgen Group Inc. did not have any assets or operations, nor did it have any common stock outstanding prior to the initial public offering (the “IPO”) and the reorganization of our business (the “Reorganization”) on May 2, 2012. Net income (loss) attributable to Edgen Group Inc., earnings (loss) per share of Class A common stock attributable to Edgen Group Inc. and weighted average shares of Class A common stock outstanding shown above for the prior year are for the period from May 2, 2012 to June 30, 2012.

EDGEN GROUP INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30, 2013 (Unaudited)	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,262	$29,729
Accounts receivable, net of allowance for doubtful accounts of $2.9 million and $2.5 million	233,237	266,365
Inventory, net of provision of $7.9 million and $7.5 million	387,379	388,204
Income tax receivable	1,526	1,067
Deferred tax asset	10	8
Prepaid expenses and other current assets	15,176	7,574
Total current assets	650,590	692,947
PROPERTY, PLANT AND EQUIPMENT, NET OF ACCUMULATED DEPRECIATION OF $43.6 MILLION AND $42.1 MILLION	45,507	46,834
GOODWILL	35,072	36,590
DEFERRED TAX ASSET	5,025	4,812
OTHER INTANGIBLE ASSETS, NET OF ACCUMULATED AMORTIZATION OF $155.8 MILLION AND $148.3 MILLION	146,700	158,880
OTHER ASSETS	19,331	21,069
TOTAL ASSETS	$902,225	$961,132

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Managed cash overdrafts	$6,304	$4,593
Accounts payable	164,367	202,607
Income taxes payable	5,929	7,707
Deferred revenue	11,020	8,016
Accrued interest payable	8,231	9,866
Current portion of long term debt and capital lease obligations	2,874	2,822
Deferred tax liability	1,962	1,953
Accrued expenses and other current liabilities	20,981	29,298
Total current liabilities	221,668	266,862
DEFERRED TAX LIABILITY	4,438	5,314
OTHER LONG TERM LIABILITIES	4,922	3,109
REVOLVING CREDIT FACILITIES	86,386	56,894
LONG TERM DEBT AND CAPITAL LEASE	583,508	602,551
Total liabilities	900,922	934,730
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Preferred stock, $0.0001 par value, 40,000,000 shares authorized, none issued or outstanding	-	-
Class A common stock, $0.0001 par value, 435,656,862 shares authorized, 18,948,200 and 18,196,062 shares issued and outstanding	2	2
Class B common stock, $0.0001 par value, 24,343,138 shares authorized, issued and outstanding	2	2
Additional paid in capital	149,397	162,901
Retained earnings (deficit)	(55,684)	(49,685)
Accumulated other comprehensive income (loss)	(11,888)	(9,294)
Total stockholders' equity	81,829	103,926
NON-CONTROLLING INTEREST	(80,526)	(77,524)
Total equity	1,303	26,402
TOTAL LIABILITIES AND EQUITY	$902,225	$961,132

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

 (In thousands)

	Six months ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(5,653)	$(9,722)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	13,639	16,125
Amortization of deferred financing costs	1,197	2,681
Amortization of discount on long term debt	309	638
Non-cash accrual of interest on Seller Note	1,230	1,311
Loss on prepayment of debt	1,675	17,005
Equity-based compensation expense	1,690	4,405
Unrealized (gain) loss on derivative instruments	329	444
Allowance for doubtful accounts	124	243
Provision for inventory allowances and write downs	1,809	750
Deferred income tax benefit	(866)	(1,100)
(Gain) loss on foreign currency transactions	524	544
(Gain) loss on sale of property, plant and equipment	4	28
Changes in operating assets and liabilities:
Accounts receivable	31,388	(13,900)
Inventory	(3,774)	(72,719)
Income tax receivable	(514)	(1,255)
Prepaid expenses and other current assets	(5,663)	459
Accounts payable	(42,550)	(4,623)
Accrued expenses, other current liabilities and deferred revenue	(8,173)	(753)
Income tax payable	661	426
Other	(124)	(351)
Net cash provided by (used in) operating activities	$(12,738)	$(59,364)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(1,400)	(2,031)
Proceeds from the sale of property, plant and equipment	37	37
Net cash provided by (used in) investing activities	$(1,363)	$(1,994)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of portion of Seller Note	(16,541)	(10,745)
Repayment of BL term loan	-	(125,322)
Other principal payments on long term debt and capital lease	(1,453)	(174)
Gross proceeds from issuance of Class A common stock in initial public offering	-	153,862
Deferred initial public offering costs	-	(4,574)
Deferred financing costs	-	(356)
Proceeds from stock options exercised	127	-
Distributions to owners of Predecessor	-	(8,605)
Distributions to non-controlling interests	(15,323)	-
Proceeds from revolving credit facilities	302,925	404,771
Payments to revolving credit facilities	(273,313)	(349,840)
Managed cash overdraft	1,720	1,017
Net cash provided by (used in) financing activities	$(1,858)	$60,034
Effect of exchange rate changes on cash and cash equivalents	(508)	454
NET CHANGE IN CASH AND CASH EQUIVALENTS	$(16,467)	$(870)
CASH AND CASH EQUIVALENTS - beginning of period	$29,729	$26,269
CASH AND CASH EQUIVALENTS - end of period	$13,262	$25,399

EDGEN GROUP INC.

CONDENSED CONSOLIDATED/COMBINED CONSOLIDATED SEGMENT INFORMATION

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
(in millions)	2013	2012	2013	2012
Net sales:
E&I	$218.5	$255.4	$419.7	$533.0
OCTG	213.1	241.1	418.3	469.3
Intersegment net sales	-	-	(0.3)	-
Total net sales	$431.6	$496.5	$837.7	$1,002.3

Intersegment net sales:
E&I	$-	$-	$0.3	$-
OCTG	-	-	-	-
Total intersegment net sales	$-	$-	$0.3	$-

Selling, general and administrative expense:
E&I	$19.9	$17.6	$39.1	$33.2
OCTG	3.5	7.1	7.0	10.8
Corporate	4.2	3.7	8.3	7.4
Total selling, general and administrative expense	$27.6	$28.4	$54.4	$51.4

Depreciation:
E&I	$1.3	$1.3	$2.6	$2.6
OCTG	-	-	-	-
Corporate	-	-	-	-
Total depreciation	$1.3	$1.3	$2.6	$2.6

Amortization:
E&I	$1.6	$3.0	$3.8	$6.3
OCTG	3.6	3.6	7.2	7.2
Corporate	-	-	-
Total amortization	$5.2	$6.6	$11.0	$13.5

Income (loss) from operations:
E&I	$9.3	$13.2	$15.7	$30.5
OCTG	12.2	12.9	25.6	26.4
Corporate	(4.2)	(3.7)	(8.3)	(7.4)
Total income (loss) from operations	$17.3	$22.4	$33.0	$49.5

(in millions)	June 30, 2013	December 31, 2012
Assets:
E&I	$544.0	$584.0
OCTG	355.3	373.1
Corporate	2.9	4.0
Total assets	$902.2	$961.1

EDGEN GROUP INC.

SUPPLEMENTAL INFORMATION

(UNAUDITED)

Adjusted EBITDA

(In millions)

The table below provides a reconciliation of GAAP net income (loss) to non-GAAP EBITDA and adjusted EBITDA for the periods indicated.

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Net income (loss)	$(0.3)	$(13.8)	$(5.7)	$(9.7)
Income taxes expense (benefit)	2.9	(0.2)	5.2	1.1
Interest expense - net	14.8	19.5	29.8	41.6
Depreciation and amortization expense	6.5	7.9	13.6	16.1
EBITDA	$23.9	$13.4	$42.9	$49.1
Loss on prepayment of debt (1)	-	17.0	1.7	17.0
Charge associated with TRA obligation(2)	-	-	2.3	-
Equity-based compensation (3)	0.8	3.7	1.7	4.4
Adjusted EBITDA	$24.7	$34.1	$48.6	$70.5

Adjusted Net Income (Loss) and Adjusted Earnings (Loss) per Share

(In millions, except shares outstanding and per share data)

The table below provides a reconciliation of GAAP net income (loss) to non-GAAP adjusted net income (loss) and adjusted earnings (loss) per share.

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
Net income (loss)	$(0.3)	$(13.8)	$(5.7)	$(9.7)
Loss on prepayment of debt, net of tax (1)	-	15.1	1.4	15.1
Charge associated with TRA obligation, net of tax (2)	-	-	1.5	-
Equity-based compensation acceleration charges, net of tax (4)	-	3.0	-	3.0
Adjusted net income (loss)	$(0.3)	$4.3	$(2.8)	$8.4

Adjusted net income (loss) attributable to:
Predecessor (5)	-	0.8	-	4.9
Non-controlling interest	0.8	3.0	1.2	3.0
Edgen Group Inc. (5)	(1.1)	0.5	(4.0)	0.5

Adjusted earnings (loss) per share of Class A common stock attributable to Edgen Group Inc.:
Basic	(0.06)	0.03	(0.22)	0.03
Diluted	(0.06)	0.03	(0.22)	0.03

Weighted average shares of Class A common stock outstanding:
Basic	17,994,965	17,213,423	17,975,282	17,213,423
Diluted	17,994,965	18,168,131	17,975,282	18,168,131

(1) Includes prepayment penalties and the expensing of previously deferred debt issuance costs and unamortized discounts associated with certain indebtedness repaid during the periods indicated.

(2) Represents a non-cash charge associated with Bourland and Leverich Supply Co. LLC’s (“B&L Supply”) cash redemption of Edgen Murray Corporation’s (“EMC”) interest in B&L Supply.

(3) Reflects non-cash compensation expense related to the issuance of equity-based awards, which includes $3.0 million for the three and six months ended June 30, 2012 representing a non-cash charge related to equity-based compensation expense associated with the acceleration of the vesting period for certain equity-based awards previously granted to certain employees within our OCTG segment.

(4) Represents a non-cash charge related to equity-based compensation expense associated with the acceleration of the vesting period for certain equity-based awards previously granted to certain employees within our OCTG segment.

(5) Edgen Group Inc. did not have any assets or operations, nor did it have any common stock outstanding prior to the IPO and the Reorganization on May 2, 2012. Net income (loss) attributable to Edgen Group Inc., earnings (loss) per share of Class A common stock attributable to Edgen Group Inc. and weighted average shares of Class A common stock outstanding shown above for the prior year periods are for the period from May 2, 2012 to June 30, 2012.

Non-GAAP Financial Measures

We define EBITDA as net income (loss), plus interest expense, provision for income taxes, depreciation and amortization expense. We define adjusted EBITDA as EBITDA plus loss on prepayment of debt, expense related to our obligation under our tax receivable agreement and equity-based compensation expense. We define adjusted net income (loss) as net income (loss) plus loss on prepayment of debt, expense related to our obligation under our tax receivable agreement and equity-based compensation acceleration charges. Adjusted earnings (loss) per share consists of adjusted net income (loss) attributable to Edgen Group Inc. divided by the weighted average number of shares of our Class A common stock outstanding.

For the following reasons, we believe EBITDA and adjusted EBITDA represent an effective supplemental means by which to measure our operating performance: (a) management uses EBITDA and adjusted EBITDA to, among other things, evaluate the performance of our operating segments, develop budgets and measure our performance against those budgets, determine employee bonuses and evaluate our cash flows in terms of cash needs and (b) EBITDA and adjusted EBITDA are useful to investors as they enable us and our investors to evaluate and compare our results from operations in a more meaningful and consistent manner by excluding specific items that are not reflective of ongoing operating results, such as items related to capital structure, taxes and certain non-cash charges.

These Non-GAAP measures, as calculated by us, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, because these non-GAAP measures do not account for certain items which may be material to a complete evaluation of our operating results, the measures have material limitations as analytical tools and are not considered by our management in isolation of, as an alternative to or superior to GAAP measures such as net income, operating income, net cash flow provided by operating activities or any other measure of financial performance or liquidity calculated and presented in accordance with GAAP.

We believe that the line item on our condensed consolidated/combined consolidated statements of operations entitled “net income (loss)” is the most directly comparable GAAP measure to EBITDA, adjusted EBITDA and adjusted net income (loss). A reconciliation of EBITDA, adjusted EBITDA and adjusted net income (loss) to net income (loss) for the three and six months ended June 30, 2013 and 2012 is shown above.